June 16, 2022
Pioneer Balanced ESG Fund
Supplement to the Summary Prospectus dated December 1, 2021
Fund summary
The following replaces the corresponding information under the heading “Management” in the section entitled “Fund summary”:
Management
Investment adviser	Amundi Asset Management US, Inc. (“Amundi US”)
Portfolio management
Walter Hunnewell, Jr. (equity securities), Vice
President of Amundi US (portfolio manager of the
fund since 2005); Howard Weiss (equity securities),
Senior Vice President and Director of Multi-Asset
Solutions, US of Amundi US (portfolio manager of
the fund since June 2022); Fergal Jackson (equity
securities), Vice President of Amundi US (portfolio
manager of the fund since June 2022); Brad
Komenda (fixed income securities), Managing
Director and Director of Investment Grade
Corporates of Amundi US (portfolio manager of the
fund since 2016); and Lawrence Zeno (fixed income
securities), Vice President of Amundi US (portfolio
manager of the fund since 2018). Effective July 31,
2022, Mr. Hunnewell will retire from Amundi US
and will no longer be a portfolio manager.

32023-00-0622
©2022 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC